BTS TACTICAL FIXED INCOME VIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS - 98.4%
	FIXED INCOME - 98.4%
13,467	iShares Broad USD High Yield Corporate Bond ETF	$ 507,033
14,546	iShares iBoxx High Yield Corporate Bond ETF	1,168,044
10,374	SPDR Bloomberg High Yield Bond ETF	1,014,473
21,210	SPDR Portfolio High Yield Bond ETF	510,101
48,178	Xtrackers USD High Yield Corporate Bond ETF	1,778,731
	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,664,700)	4,978,382

	SHORT-TERM INVESTMENT - 1.5%
	MONEY MARKET FUND - 1.5%
76,334	Fidelity Investments Money Market Government Portfolio - Class I, 4.83% (Cost $76,334)(a)	76,334

	TOTAL INVESTMENTS - 99.9% (Cost $4,741,034)	$ 5,054,716
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	2,796
	NET ASSETS - 100.0%	$ 5,057,512

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of September 30, 2024.